Exhibit 10.4

AGREEMENT (“Agreement”) is entered into as of the 31st day of January, 2006, by and among ISRAEL GROWTH PARTNERS ACQUISITION CORP., a Delaware corporation (the “Company”), Matty Karp (“Karp”), Carmel Vernia (“Vernia”), Dror Gad (“Gad”), Lior Samuelson (“Samuelson”), Rhodric Hackman (“Hackman”), David Ballarini (“Ballarini”) and George Hervey (“Hervey,” together with Karp, Vernia, Gad, Samuelson, Hackman and Ballarini, collectively, the “Warrant Holders”).

WHEREAS, the Company has filed a Registration Statement on Form S-1 (File No. 333-128355) (“Registration Statement”) for its initial public offering of securities (“IPO”);

WHEREAS, HCFP/Brenner Securities LLC (“Brenner”) is acting as the representative of the underwriters in the IPO;

WHEREAS, reference is hereby made to the form of Warrant Agreement (“Warrant Agreement”) dated as of the effective date (“Effective Date”) of the Registration Statement by and between the Company and American Stock Transfer & Trust Company (“Transfer Agent”), the form of which is attached as Exhibit A hereto;

WHEREAS, reference is hereby made to the Registration Rights Agreement (“Registration Rights Agreement”) dated as of January 31, 2006 by and among the Company and the Warrant Holders, which is attached as Exhibit B hereto;

WHEREAS, each Warrant Holder is the holder of Insiders’ Warrants, as defined in the Warrant Agreement, and the Insiders’ Warrants are convertible into shares of the Company’s Common Stock, par value $0.0001 (“Common Stock”); and

WHEREAS, the Company and the Warrant Holders desire to memorialize their agreement that the form of Warrant Agreement that is attached as Exhibit A hereto shall be the finalized form of the Warrant Agreement that shall be entered into in connection with the IPO, subject only to any revisions to the structure of the IPO, if any.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The form of Warrant Agreement that is attached as Exhibit A hereto shall be the finalized form of Warrant Agreement of the IPO; provided, however, that such Warrant Agreement shall be revised as necessary and deemed amended as of the date hereof to reflect any subsequent changes to the structure of the IPO, if any.

2. Notwithstanding anything to the contrary contained herein, in no event shall the Warrant Holders be entitled to any registration rights with respect to the Insiders’ Warrants or the shares of Common Stock issuable upon exercise thereof, except as set forth in the Registration Rights Agreement.

3. This Agreement, together with the form of Warrant Agreement attached as Exhibit A and the executed Registration Rights Agreement attached as Exhibit B, shall be filed as exhibits to the Registration Statement and such form of Warrant Agreement shall supersede the previously filed form of Warrant Agreement form of Registration Rights Agreement filed as Exhibits 4.8 and 10.10 to the Registration Statement, respectively.

4. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

5. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

6. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

7. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

ISRAEL GROWTH PARTNERS ACQUISITION CORP., a Delaware corporation

By:	/s/ Dror Gad
Name: Dror Gad Title: Executive Vice President and Chief Financial Officer

/s/ Matty Karp
Matty Karp

/s/ Carmel Vernia
Carmel Vernia

/s/ Dror Gad
Dror Gad

/s/ Lior Samuelson
Lior Samuelson

/s/ Rhodric Hackman
Rhodric Hackman

/s/ David Ballarini
David Ballarini

/s/ George Hervey
George Hervey

Exhibit A

Warrant Agreement

See Exhibit 4.8

Exhibit B

Registration Rights Agreement

See Exhibit 10.10